Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BioDrain Medical, Inc. (the "Company") for the year ended December 31, 2011 as amended by the Form 10-K/A filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joshua Kornberg, Chief Executive Officer and, I, Bob Myers, Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2012

/s/ Joshua Kornberg

Joshua Kornberg

Chief Executive Officer and (Principal Executive Officer)

/s/Bob Myers

Bob Myers

Chief Financial Officer and (Principal Financial Officer)